Exhibit 99.1

Union Pacific Reports First Quarter 2025 Results
•First quarter earnings per diluted share flat at $2.70, reflecting a 7% headwind from fuel and leap year
•First quarter operating income flat at $2.4 billion
•First quarter revenue carloads up 7%
•First quarter freight revenue excluding fuel surcharge up 4%
Omaha, Neb., April 24, 2025 – Union Pacific Corporation (NYSE: UNP) today reported 2025 first quarter net income of $1.6 billion, or $2.70 per diluted share. This compares to 2024 first quarter net income of $1.6 billion, or $2.69 per diluted share.

“The team delivered a solid start to the year as we worked closely with our customers to meet their needs in an uncertain environment,” said Jim Vena, Union Pacific Chief Executive Officer. “Looking to the rest of 2025, we will continue to execute our strategy that emphasizes safety, service, and operational excellence. Building on a strong foundation with our record First Quarter operating performance, we are positioned to deliver.”
First Quarter Summary: 2025 vs. 2024
Financial Results: Volume Growth and Robust Core Pricing Gains Offset by Business Mix and Fuel Headwinds; First Quarter Records for Freight Revenue

•Operating revenue of $6.0 billion was flat on 7% volume growth and solid core pricing gains offset by business mix, reduced fuel surcharge revenue, lower other revenue, and impact from leap year.
•Freight revenue grew 1%. Freight revenue excluding fuel surcharge grew 4%.
•Core pricing dollars net of inflation were accretive to operating ratio.
•Operating ratio was 60.7%, flat compared to 2024. Lower fuel prices and leap year unfavorably impacted the operating ratio 90 basis points.
•Operating expenses were flat as productivity improvements and lower fuel costs offset volume-related costs and inflation.

Operating Performance: Continued Improvement in Service and Operational Excellence; First Quarter Records for Personal Injury Rate, Fuel Consumption Rate, Freight Car Velocity, and Workforce Productivity

•Union Pacific’s reportable personal injury rate improved, matching our best-ever quarterly performance.
•Quarterly freight car velocity was 215 daily miles per car, a 6% improvement.
•Quarterly locomotive productivity was 136 gross ton-miles (GTMs) per horsepower day, a 1% improvement.
•Average maximum train length was 9,490 feet, a 2% increase.

-more-

•Quarterly workforce productivity improved 9% to 1,091 car miles per employee.
•Fuel consumption rate improved 1% to 1.107, measured in gallons of fuel per thousand GTMs.

On Track With Investor Day Targets

•Focused on Our Strategy Amid Uncertain Macro Environment
•Affirming 2025 Outlook:
•Volume impacted by mixed economic backdrop, coal demand, and challenging year-over-year international intermodal comparisons
•Pricing dollars accretive to operating ratio
•Earnings per share growth consistent with attaining the 3-year CAGR target of high-single to low-double digit
•Industry-leading operating ratio and return on invested capital
•No change to long-term capital allocation strategy
- Capital plan of $3.4 billion
- Share repurchases of $4.0 to $4.5 billion

First Quarter 2025 Earnings Conference Call

Union Pacific will webcast its first quarter 2025 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, April 24, 2025, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.
Union Pacific Investor contact: Diana Prauner at 402-544-4227 or dprauner@up.com
Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com
Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israel-Hamas wars and other geopolitical tensions in the Middle East, and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications (including those in response to increased traffic); expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; estimates and expectations regarding current or potential tariffs; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2024, which was filed with the SEC on February 7, 2025. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).
Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.
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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Income (unaudited)

Millions, except per share amounts and percentages, for the periods Ended March 31,	2025	2024	%
Operating revenues
Freight revenues	$5,691	$5,616	1%
Other revenues	336	415	(19)
Total operating revenues	6,027	6,031	-
Operating expenses
Compensation and benefits	1,212	1,223	(1)
Purchased services and materials	631	613	3
Depreciation	610	594	3
Fuel	603	658	(8)
Equipment and other rents	241	216	12
Other	359	355	1
Total operating expenses	3,656	3,659	-
Operating income	2,371	2,372	-
Other income, net	78	92	(15)
Interest expense	(322)	(324)	(1)
Income before income taxes	2,127	2,140	(1)
Income tax expense	(501)	(499)	-
Net income	$1,626	$1,641	(1)%

Share and per share
Earnings per share - basic	$2.71	$2.69	1%
Earnings per share - diluted	$2.70	$2.69	-
Weighted average number of shares - basic	601.0	609.2	(1)
Weighted average number of shares - diluted	601.9	610.2	(1)
Dividends declared per share	$1.34	$1.30	3

Operating ratio	60.7%	60.7%	-	pts
Effective tax rate	23.6%	23.3%	0.3	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Freight Revenues Statistics (unaudited)

For the periods ended March 31,	2025	2024	%
Freight revenues (millions)
Grain & grain products	$950	$943	1%
Fertilizer	210	201	4
Food & refrigerated	260	285	(9)
Coal & renewables	416	388	7
Bulk	1,836	1,817	1
Industrial chemicals & plastics	607	572	6
Metals & minerals	521	515	1
Forest products	321	338	(5)
Energy & specialized markets	633	679	(7)
Industrial	2,082	2,104	(1)
Automotive	581	611	(5)
Intermodal	1,192	1,084	10
Premium	1,773	1,695	5
Total	$5,691	$5,616	1%
Revenue carloads (thousands)
Grain & grain products	214	210	2%
Fertilizer	49	47	4
Food & refrigerated	43	46	(7)
Coal & renewables	185	177	5
Bulk	491	480	2
Industrial chemicals & plastics	169	164	3
Metals & minerals	174	170	2
Forest products	51	53	(4)
Energy & specialized markets	143	154	(7)
Industrial	537	541	(1)
Automotive	195	207	(6)
Intermodal [a]	874	739	18
Premium	1,069	946	13
Total	2,097	1,967	7%
Average revenue per car
Grain & grain products	$4,434	$4,494	(1)%
Fertilizer	4,339	4,271	2
Food & refrigerated	6,058	6,231	(3)
Coal & renewables	2,250	2,189	3
Bulk	3,744	3,787	(1)
Industrial chemicals & plastics	3,601	3,486	3
Metals & minerals	2,986	3,030	(1)
Forest products	6,264	6,297	(1)
Energy & specialized markets	4,433	4,416	-
Industrial	3,877	3,886	-
Automotive	2,971	2,947	1
Intermodal [a]	1,364	1,468	(7)
Premium	1,658	1,792	(7)
Average	$2,714	$2,855	(5)%
[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Financial Position (unaudited)

Millions	Mar. 31, 2025	Dec. 31, 2024
Assets
Cash and cash equivalents	$1,411	$1,016
Other current assets	3,128	3,005
Investments	2,704	2,664
Properties, net	58,710	58,343
Operating lease assets	1,142	1,297
Other assets	1,397	1,390
Total assets	$68,492	$67,715

Liabilities and Common Shareholders' Equity
Debt due within one year	$2,227	$1,425
Other current liabilities	3,995	3,829
Debt due after one year	30,615	29,767
Operating lease liabilities	758	925
Deferred income taxes	13,144	13,151
Other long-term liabilities	1,714	1,728
Total liabilities	52,453	50,825
Total common shareholders' equity	16,039	16,890
Total liabilities and common shareholders' equity	$68,492	$67,715

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Cash Flows (unaudited)

Millions, for the periods ended March 31,	2025	2024
Operating Activities
Net income	$1,626	$1,641
Depreciation	610	594
Deferred and other income taxes	(7)	23
Other - net	(19)	(136)
Cash provided by operating activities	2,210	2,122
Investing Activities
Capital investments*	(906)	(797)
Other - net	(32)	(5)
Cash used in investing activities	(938)	(802)
Financing Activities
Debt issued	1,996	400
Share repurchase programs	(1,420)	-
Dividends paid	(804)	(795)
Debt repaid	(370)	(1,358)
Accelerated share repurchase programs pending final settlement	(300)	-
Other - net	20	302
Cash used in financing activities	(878)	(1,451)
Net change in cash, cash equivalents, and restricted cash	394	(131)
Cash, cash equivalents, and restricted cash at beginning of year	1,028	1,074
Cash, cash equivalents, and restricted cash at end of period	$1,422	$943
Free Cash Flow**
Cash provided by operating activities	$2,210	$2,122
Cash used in investing activities	(938)	(802)
Dividends paid	(804)	(795)
Free cash flow	$468	$525
*Capital investments include locomotive and freight car early lease buyouts of $127 million in 2025 and $96 million in 2024.
**Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Operating and Performance Statistics (unaudited)

For the periods ended March 31,	2025	2024	%
Operating/performance statistics
Freight car velocity (daily miles per car)*	215	203	6%
Average train speed (miles per hour)*	23.7	24.1	(2)
Average terminal dwell time (hours)*	22.1	23.5	(6)
Locomotive productivity (GTMs per horsepower day)	136	135	1
Gross ton-miles (GTMs) (millions)	212,792	206,029	3
Train length (feet)	9,490	9,287	2
Intermodal service performance index (%)	94	95	(1)	pts
Manifest service performance index (%)	93	87	6	pts
Workforce productivity (car miles per employee)	1,091	1,000	9
Total employees (average)	30,146	31,052	(3)

Locomotive fuel statistics
Average fuel price per gallon consumed	$2.51	$2.81	(11)%
Fuel consumed in gallons (millions)	236	230	3
Fuel consumption rate***	1.107	1.115	(1)

Revenue ton-miles (millions)
Grain & grain products	21,144	20,649	2%
Fertilizer	3,431	3,287	4
Food & refrigerated	4,540	4,917	(8)
Coal & renewables	20,214	18,883	7
Bulk	49,329	47,736	3
Industrial chemicals & plastics	7,737	7,427	4
Metals & minerals	8,098	8,065	-
Forest products	5,269	5,580	(6)
Energy & specialized markets	9,719	10,586	(8)
Industrial	30,823	31,658	(3)
Automotive	4,444	4,536	(2)
Intermodal	19,415	17,335	12
Premium	23,859	21,871	9
Total	104,011	101,265	3%
*Surface Transportation Board (STB) reported performance measures.
**Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / net income
Millions, except ratios for the trailing twelve months ended [1]	Mar. 31, 2025	Dec. 31, 2024
Debt	$32,842	$31,192
Net income	6,732	6,747
Debt / net income	4.9	4.6

Adjusted debt / adjusted EBITDA*
Millions, except ratios for the trailing twelve months ended [1]	Mar. 31, 2025	Dec. 31, 2024
Net income	$6,732	$6,747
Add:
Income tax expense	2,049	2,047
Depreciation	2,414	2,398
Interest expense	1,267	1,269
EBITDA	$12,462	$12,461
Adjustments:
Other income, net	(336)	(350)
Interest on operating lease liabilities [2]	40	48
Adjusted EBITDA (a)	$12,166	$12,159
Debt	$32,842	$31,192
Operating lease liabilities	1,062	1,271
Adjusted debt (b)	$33,904	$32,463
Adjusted debt / adjusted EBITDA (b/a)	2.8	2.7
[1]The trailing twelve months income statement information ended March 31, 2025, is recalculated by taking the twelve months ended December 31, 2024, subtracting the three months ended March 31, 2024, and adding the three months ended March 31, 2025.
[2]Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.
*Adjusted debt (total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post-retirement benefit) obligations) to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At both March 31, 2025, and December 31, 2024, the incremental borrowing rate on operating leases was 3.8%. Pension and OPEB were funded at March 31, 2025, and December 31, 2024.